                                                                  EXHIBIT 4.20

FORM OF AMENDED AND RESTATED TRUST AGREEMENT

                      AMENDED AND RESTATED TRUST AGREEMENT

                                  By and Among

                            THE WALT DISNEY COMPANY,
                                   as Sponsor,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as Property Trustee,

                            WILMINGTON TRUST COMPANY,
                              as Delaware Trustee,

                                       and

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                          Dated as of ________ __, 200_

                             CROSS REFERENCE TABLE*
                             ---------------------


              Section of                              Section of
Trust Indenture Act of 1939, as amended             Trust Agreement
---------------------------------------             ---------------
310(a)..............................                 6.3
310(b)..............................                 6.3
310(c)..............................                 Inapplicable
311(a)..............................                 2.2(b)
311(b)..............................                 2.2(b)
311(c)..............................                 Inapplicable
312(a)..............................                 2.2(a)
312(b)..............................                 2.2(b); 13.2
312(c)..............................                 13.2
313(a)..............................                 2.3
313(b)..............................                 2.3
313(c)..............................                 2.3
313(d)..............................                 2.3
314(a)..............................                 2.4; 3.6(k); 13.4
314(b)..............................                 Inapplicable
314(c)..............................                 2.5
314(d)..............................                 Inapplicable
314(e)..............................                 2.5; 13.4
314(f)..............................                 Inapplicable
315(a)..............................                 3.9(b); 3.10(a)
315(b)..............................                 2.7
315(c)..............................                 3.9
315(d)..............................                 3.9
315(e)..............................                 Inapplicable
316(a)..............................                 2.6(a), (b) and (c)
316(b)..............................                 Inapplicable
316(c)..............................                 3.6(f)
317(a)..............................                 3.16; 3.8(e)
317(b)..............................                 3.8(h)
318(a)..............................                 2.1(c)

--------------------------------
* This cross-reference table does not constitute part of the agreement and shall not have any bearing upon the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS


                                                                                                       Page
                                                                                                       ----


ARTICLE 1 INTERPRETATION AND DEFINITIONS.................................................................1

     Section 1.1.        Definitions.....................................................................1
     Section 1.2.        Other Definitions...............................................................8
     Section 1.3.        Incorporation by Reference of Trust Indenture Act...............................8
     Section 1.4.        Rules of Construction...........................................................9

ARTICLE 2 TRUST INDENTURE ACT............................................................................9

     Section 2.1.        Trust Indenture Act; Application................................................9
     Section 2.2.        Lists of Holders of Securities..................................................9
     Section 2.3.        Reports by the Property Trustee................................................10
     Section 2.4.        Periodic Reports to the Property Trustee.......................................10
     Section 2.5.        Evidence of Compliance with Conditions Precedent...............................10
     Section 2.6.        Trust Enforcement Events; Waiver...............................................10
     Section 2.7.        Notice of Trust Enforcement Event by Property Trustee..........................12

ARTICLE 3 ORGANIZATION..................................................................................12

     Section 3.1.        Name and Organization..........................................................12
     Section 3.2.        Office.........................................................................12
     Section 3.3.        Purpose........................................................................12
     Section 3.4.        Authority......................................................................13
     Section 3.5.        Title to Property of the Trust.................................................13
     Section 3.6.        Powers and Duties of the Administrative Trustees...............................14
     Section 3.7.        Prohibition of Actions by the Trust and the Trustees...........................16
     Section 3.8.        Powers and Duties of the Property Trustee......................................17
     Section 3.9.        Duties and Responsibilities of the Property Trustee............................19
     Section 3.10.       Rights of Property Trustee.....................................................21
     Section 3.11.       Delaware Trustee...............................................................22
     Section 3.12.       Execution of Documents.........................................................22
     Section 3.13.       Trustees' Disclaimer...........................................................23
     Section 3.14.       Duration of Trust..............................................................23
     Section 3.15.       Mergers........................................................................23
     Section 3.16.       Property Trustee May File Proofs of Claim......................................25

ARTICLE 4 SPONSOR.......................................................................................25

     Section 4.1.        Responsibilities of the Sponsor................................................25
     Section 4.2.        Compensation and Indemnification...............................................26

ARTICLE 5 TRUST COMMON SECURITIES HOLDER................................................................26

     Section 5.1.        Debenture Issuer's Purchase of Common Securities...............................26
     Section 5.2.        Covenants of the Common Securities Holder......................................26


                                       i


ARTICLE 6 TRUSTEES......................................................................................27

     Section 6.1.        Number of Trustees.............................................................27
     Section 6.2.        Delaware Trustee; Eligibility..................................................27
     Section 6.3.        Property Trustee; Eligibility; Disqualification................................27
     Section 6.4.        Qualifications of Administrative Trustees and Delaware
                         Trustee Generally..............................................................28
     Section 6.5.        Initial Administrative Trustees................................................28
     Section 6.6.        Replacement of Trustees........................................................28
     Section 6.7.        Vacancies among Trustees.......................................................29
     Section 6.8.        Effect of Vacancies............................................................30
     Section 6.9.        Meetings.......................................................................30
     Section 6.10.       Delegation of Power............................................................30
     Section 6.11.       Successor Trustee by Merger, etc...............................................31

ARTICLE 7 TERMS OF SECURITIES...........................................................................31

     Section 7.1.        General Provisions Regarding Securities........................................31
     Section 7.2.        Distributions..................................................................34
     Section 7.3.        Redemption of Securities.......................................................35
     Section 7.4.        Redemption Procedures..........................................................36
     Section 7.5.        Voting Rights of Preferred Securities..........................................37
     Section 7.6.        Voting Rights of Common Securities.............................................39
     Section 7.7.        Registrar and Paying Agent.....................................................41
     Section 7.8.        Listing........................................................................41
     Section 7.9.        Transfer and Exchange of Securities............................................41
     Section 7.10.       Mutilated, Destroyed, Lost and Stolen Securities...............................42
     Section 7.11.       Outstanding Securities.........................................................43
     Section 7.12.       Treasury Securities............................................................43
     Section 7.13.       Temporary Securities...........................................................43
     Section 7.14.       Cancellation...................................................................44
     Section 7.15.       Deemed Security Holders........................................................44
     Section 7.16.       Global Securities..............................................................44
     Section 7.16.1      Terms of Securities............................................................44
     Section 7.16.2      Transfer and Exchange..........................................................44
     Section 7.16.3      Legend.........................................................................45
     Section 7.16.4      Cancellation; Issuance of Registered Securities................................45
     Section 7.16.5      Acts of Holders................................................................46
     Section 7.16.6      Payments.......................................................................46
     Section 7.16.7      Consents, Declaration and Directions...........................................46
     Section 7.17.       CUSIP Numbers..................................................................46
     Section 7.18.       Over-Allotment Option..........................................................46

ARTICLE 8 DISSOLUTION AND TERMINATION OF TRUST..........................................................47

     Section 8.1.        Dissolution and Termination of Trust...........................................47
     Section 8.2.        Liquidation Distribution Upon Dissolution of the Trust.........................48


                                       ii


ARTICLE 9 LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
          DELAWARE TRUSTEES OR OTHERS...................................................................49

     Section 9.1.        Liability......................................................................49
     Section 9.2.        Exculpation....................................................................49
     Section 9.3.        Fiduciary Duty.................................................................50
     Section 9.4.        Indemnification................................................................51
     Section 9.5.        Outside Businesses.............................................................54

ARTICLE 10 ACCOUNTING...................................................................................54

     Section 10.1.       Fiscal Year....................................................................54
     Section 10.2.       Certain Accounting Matters.....................................................54
     Section 10.3.       Banking........................................................................55
     Section 10.4.       Withholding....................................................................55

ARTICLE 11 AMENDMENTS AND MEETINGS......................................................................55

     Section 11.1.       Amendments.....................................................................55
     Section 11.2.       Meetings of the Holders of Securities; Action by Written
                         Consent........................................................................58

ARTICLE 12 REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE.....................................60

     Section 12.1.       Representations and Warranties of the Property Trustee.........................60
     Section 12.2.       Representations and Warranties of the Delaware Trustee.........................60

ARTICLE 13 MISCELLANEOUS................................................................................61

     Section 13.1.       Notices........................................................................61
     Section 13.2.       Communication by Holders with Other Holders....................................62
     Section 13.3.       Certificate and Opinion as to Conditions Precedent.............................62
     Section 13.4.       Statements Required in Certificate or Opinion..................................63
     Section 13.5.       Rules by Trustee and Agents....................................................63
     Section 13.6.       Legal Holidays.................................................................63
     Section 13.7.       No Recourse Against Others.....................................................63
     Section 13.8.       Intention of the Parties.......................................................63
     Section 13.9.       Counterparts...................................................................63
     Section 13.10.      Governing Laws.................................................................64
     Section 13.11.      Successors.....................................................................64
     Section 13.12.      Severability...................................................................64
     Section 13.13.      Table of Contents, Headings, Etc...............................................64

Exhibits
--------
Exhibit A        Form of Preferred Security Certificate
Exhibit B        Form of Common Security Certificate

                      AMENDED AND RESTATED TRUST AGREEMENT


                  This AMENDED AND RESTATED TRUST AGREEMENT (the "Trust Agreement"), dated as of ________ __, 200_, is entered into by and among (i) The Walt Disney Company, a Delaware corporation, as sponsor (the "Sponsor"), (ii)(a) Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States, as initial Property Trustee, (b) Wilmington Trust Company, a banking corporation organized under the laws of Delaware, as initial Delaware Trustee, and (c) ________, an individual, ________, an individual and ________, an individual, each of whose address is ________ (each an "Administrative Trustee" and, collectively, the "Administrative Trustees" and, together with the Property Trustee and the Delaware Trustee, the "Trustees," all not in their individual capacities, but solely as Trustees) and
(iii) the several Holders as hereinafter defined.

                                    RECITALS

                  WHEREAS, the Delaware Trustee and the Sponsor established Disney Capital Trust [I / II / III] (the "Trust"), a business trust under the Business Trust Act (as defined, together with other capitalized terms, herein) pursuant to a Trust Agreement dated as of August 16, 2001 (the "Original Trust Agreement") and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on August 16, 2001;

                  WHEREAS, the sole purpose of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the proceeds from such sales in the Debentures issued by the Debenture Issuer, to make Distributions as herein provided and to engage in only those activities necessary, advisable or incidental thereto; and

                  WHEREAS, the parties hereto, by this Trust Agreement, amend and restate each and every term and provision of the Original Trust Agreement;

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Trust Agreement constitute the governing instrument of such business trust, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Trust Agreement.

                                    ARTICLE 1

                         INTERPRETATION AND DEFINITIONS

                   Section 1.1. DEFINITIONS. The following terms have the following meanings:

                  "Administrative Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                  "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled," "controlled by" and "under common control with") as used with respect to any person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, directly or indirectly, whether through the ownership of voting securities or by agreement or otherwise.

                  "Agreement as to Expenses and Liabilities" means the Agreement as to Expenses and Liabilities between the Sponsor and Disney Capital Trust [I / II / III] dated as of ________ __, 200_.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Bankruptcy Event" means, with respect to any Person:

                  (a) the entry of a decree or order by a court having jurisdiction in the premises judging such person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (b) the institution by such person of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such person in furtherance of any such action.

                  "Beneficial Owners" means, for Preferred Securities represented by a Global Security, the person who acquires an interest in the Preferred Securities which is reflected on the records of the Depositary through the Depositary Participants.

                  "Board of Directors" means the Board of Directors of the Sponsor or any committee of such board authorized with respect to any matter to exercise the power of the Board of Directors of the Sponsor.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Sponsor to have been duly adopted by the Board of Directors or pursuant to authorization by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the corresponding Trustee.

                  "Business Day" means, except as otherwise provided by Board Resolution or Officers' Certificate, any day except a Saturday, Sunday or legal holiday in The City of New York, New York on which banking institutions are authorized or required by law, regulation or executive order to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

                  "Closing Date" means the date on which the Preferred Securities are issued and sold; PROVIDED that if the Trust and the Sponsor grant the underwriters or initial purchasers an option to purchase an additional amount of Preferred Securities, pursuant to Section 7.18(a), including for the purpose of covering over-allotments, pursuant to the underwriting agreement or purchase agreement, as the case may be, and such option is so exercised, then the term "Closing Date" shall mean such initial or second closing date, as the context requires.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Trust Agreement, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Trust Agreement containing such reference.

                  "Commission" means the Securities and Exchange Commission or any successor thereto.

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, substantially in the form of Exhibit B hereto.

                  "Common Securities Holder" means The Walt Disney Company, in its capacity as purchaser and holder of all of the Common Securities issued by the Trust, or any permitted successor holder of the Common Securities.

                  "Corporate Trust Office" means the office of the Property Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Trust Agreement is located at Wells Fargo Bank, National Association, 707 Wilshire Boulevard, 17th Floor, Los Angeles, California 90017.

                  "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder.

                  "Debentures" means the series of junior subordinated debt securities to be issued by the Debenture Issuer designated the "__% Junior Subordinated Debt Securities due ________" and to be purchased by the Trust and held by the Property Trustee.

                  "Debenture Issuer" shall mean The Walt Disney Company, a Delaware corporation, in its capacity as issuer of the Debentures under the Indenture.

                  "Delaware Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.2.

                  "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

                  "Depositary Participant" means a member of, or participant in, the Depositary.

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 7.2.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Global Security" means a fully registered, global Preferred Security Certificate.

                  "Guarantee" means the Guarantee Agreement, dated as of ________ __, 200_, of the Sponsor in respect of the Preferred Securities.

                  "Holder" means a person in whose name a Security is registered; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Trust Agreement, then for the purpose of such determination only (and not for any other purpose hereunder), if the Preferred Securities remain in the form of one or more Global Securities and if the Depositary which is the holder of such Global Securities has sent an omnibus proxy to the Trust assigning voting rights to Depositary Participants to whose accounts the Preferred Securities are credited on the record date, the term "Holders" shall mean such Depositary Participants acting at the direction of the Beneficial Owners.

                  "Indemnified Person" means a Sponsor Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Subordinated Debt Securities Indenture, dated as of ________ __, 200_ between the Debenture Issuer and the Indenture Trustee, pursuant to which the Debentures are to be issued and as thereafter amended.

                  "Indenture Event of Default" has the meaning given to the term "Event of Default" in the Indenture.

                  "Indenture Trustee" means Wells Fargo Bank, National Association, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Investment Company" means an investment company as defined in the 1940 Act and the regulations promulgated thereunder.

                  "Investment Company Event" means the receipt by the Trust of an opinion of a nationally recognized independent counsel (an "1940 Act Opinion"), to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

                  "Majority In Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the TIA, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "New York Stock Exchange" means the New York Stock Exchange, Inc. or any successor thereto.

                  "1940 Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Officer" means the Chairman of the Board, any Vice Chairman, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Sponsor.

                  "Officers' Certificate" means a written certificate containing the information specified in Sections 13.3 and 13.4 hereof signed in the name of the Company by its Chairman of the Board, a Vice Chairman, its Chief Executive Officer, its

President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the applicable Trustee; PROVIDED, that the term "Officers' Certificate" when used with reference to Administrative Trustees who are natural persons shall mean a certificate signed by two or more of the Administrative Trustees which otherwise satisfies the foregoing requirements.

                  "Opinion of Counsel" means a written legal opinion containing the information specified in Sections 13.3 and 13.4 hereof. The counsel may be an employee of, or counsel to, the Sponsor.

                  "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security, substantially in the form of Exhibit A.

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

                  "Pro Rata" means pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding.

                  "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

                  "Redemption Price" means the amount for which the Securities will be redeemed, which amount will equal (i) the redemption price paid by the Debenture Issuer to repay or redeem, in whole or in part, the Debentures held by the Trust plus an amount equal to accumulated and unpaid Distributions on such Securities through the date of their redemption or (ii) such lesser amount as will be received by the Trust in respect of the Debentures so repaid or redeemed.

                  "Responsible Officer" means, with respect to the Property Trustee, any officer with direct responsibility for the administration of this Trust Agreement and also means, with respect to a particular corporate trust matter, any other officer to whom any corporate trust matter is referred because of that officer's knowledge of and familiarity with a particular subject.

                  "Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Special Event" means a Tax Event or an Investment Company Event.

                  "Sponsor" means The Walt Disney Company, a Delaware corporation, or any successor entity in a transaction involving the Sponsor that is permitted by Article V of the Indenture and pursuant to which the successor agrees in writing to perform the Sponsor's obligations hereunder.

                  "Sponsor Indemnified Person" means (i) any Administrative Trustee or any officers, directors, employees, shareholders or agents of any Administrative Trustee or (ii) any officer, employee or agent of the Trust.

                  "Tax Event" means the receipt by the Trust of an opinion of independent tax counsel experienced in such matters ("Tax Event Opinion"), to the effect that, as a result of (a) any amendment to, change in or announced prospective change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or
(b) any official administrative written decision or pronouncement, or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, or decision is announced on or after the Closing Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to the United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "10% In Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the TIA, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended from time to time, and as in effect on the date of this Trust Agreement; PROVIDED, HOWEVER, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Enforcement Event" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

                  "Trustee" or "Trustees" means each person who has signed this Trust Agreement as a trustee, so long as such person shall continue as a trustee in accordance with the terms hereof, and all other persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such person or persons solely in their capacity as trustees hereunder.

                  Section 1.2.      OTHER DEFINITIONS.


                  Term                            Defined in Section
                  ----                            ------------------
          "Certificate of Trust"                        Recitals
          "Common Securities"                           7.1(a)(ii)
          "Compound Distributions"                      7.2(b)
          "Delaware Trustee"                            6.2
          "Direct Action"                               3.8(e)
          "Extension Period"                            7.2(b)
          "Fiduciary Indemnified Person"                9.4(b)
          "Fiscal Year"                                 10.1
          "Legal Action"                                3.6(g)
          "Legal Holiday"                               13.6
          "Liquidation"                                 8.2(a)
          "Liquidation Distribution"                    8.2(a)
          "List of Holders"                             2.2(a)
          "Option"                                      7.18(a)
          "Original Trust Agreement"                    Recitals
          "Paying Agent"                                3.8(h)
          "Payment Amount"                              7.2(c)
          "Preferred Securities"                        7.1(a)(i)
          "Property Account"                            3.8(c)
          "Registrar"                                   7.7
          "Service Agent"                               7.7
          "Successor Entity"                            3.15(b)(i)
          "Successor Securities"                        3.15(b)(i)b
          "Super Majority"                              2.6(a)(ii)
          "Trust"                                       Recitals
          "Trust Agreement"                             Preamble
          "Trust Order"                                 7.1(c)

                  Section 1.3. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Trust Agreement refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Trust Agreement. All terms used in this Trust Agreement that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA and not otherwise defined herein are used herein as so defined.

                  Section 1.4. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (a)      a term has the meaning assigned to it;

                  (b)      "or" is not exclusive;

                  (c) words in the singular include the plural, and in the plural include the singular; and

                  (d) provisions apply to successive events and transactions.

                                   ARTICLE 2

                               TRUST INDENTURE ACT

                  Section 2.1. TRUST INDENTURE ACT; APPLICATION.

                  (a) This Trust Agreement is subject to the provisions of the TIA that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the TIA.

                  (c) If and to the extent that any provision of this Trust Agreement conflicts with the duties imposed by Sections 310 to 317, inclusive, of the TIA, such imposed duties shall control.

                  (d) The application of the TIA to this Trust Agreement shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

                  Section 2.2. LISTS OF HOLDERS OF SECURITIES.

                  (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee at any time when the Property Trustee is not also acting as Registrar for the Securities at least 10 days before each Distribution payment date and at such other times as the Property Trustee may request in writing a list, in such form and as of such date as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"); PROVIDED that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); PROVIDED that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the TIA.

                  Section 2.3. REPORTS BY THE PROPERTY TRUSTEE. Within 60 days after May 15 of each year (commencing with the year in which the first anniversary of the issuance of the Preferred Securities occurs), the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313(a) of the TIA, if any, in the form and in the manner provided by Section 313 of the TIA. The Property Trustee shall also comply with the other requirements of Section 313 of the TIA. The Sponsor shall promptly notify the Property Trustee when the Preferred Securities are listed on any stock exchange.

                  Section 2.4. PERIODIC REPORTS TO THE PROPERTY TRUSTEE. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by
Section 314 of the TIA (if any) and the compliance certificate required by
Section 314(a)(4) of the TIA in the form, in the manner and at the times required by Section 314 of the TIA; PROVIDED that such compliance certificate shall be delivered on or before 120 days after the end of each fiscal year of the Sponsor.

                  Section 2.5. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the TIA. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

                  Section 2.6. TRUST ENFORCEMENT EVENTS; WAIVER.

                  (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Preferred Securities, waive any past Trust Enforcement Event in respect of the Preferred Securities and its consequences; PROVIDED that, if the underlying Indenture Event of Default:

                           (i) is not waivable under the Indenture, the Trust Enforcement Event under the Trust Agreement shall also not be waivable; or

                           (ii) requires the consent or vote of the Holders of greater than a majority in principal amount of the Debentures (a "Super Majority") to be waived under the Indenture, the related Trust Enforcement Event under the Trust Agreement may only be waived by the vote or written consent of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                  The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) of the TIA is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the TIA. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement and the Preferred Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of a Trust Enforcement Event with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences; PROVIDED that, if the underlying Indenture Event of Default:

                           (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Trust Agreement as provided below in this Section 2.6(b), the Trust Enforcement Event under the Trust Agreement shall also not be waivable; or

                           (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Trust Agreement as provided below in this Section 2.6(b), the Trust Enforcement Event under the Trust Agreement may only be waived by the vote or written consent of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

PROVIDED, FURTHER, each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of this Trust Agreement and the Indenture.

                  The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the TIA and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the TIA are hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the TIA. Subject to the foregoing provisions of this Section 2.6(b), upon such cure, waiver or other elimination, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Preferred Securities under this Trust Agreement. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) of the TIA is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the TIA.

                  Section 2.7. NOTICE OF TRUST ENFORCEMENT EVENT BY PROPERTY TRUSTEE.

                  If a Trust Enforcement Event occurs and is continuing with respect to the Securities and if it is known to a Responsible Officer of the Property Trustee, the Property Trustee shall mail to each Holder of Securities notice of a Trust Enforcement Event within 90 days after it occurs or, if later, after a Responsible Officer of the Property Trustee has knowledge of such Trust Enforcement Event. Except in the case of a Trust Enforcement Event caused by a default in payment of principal of or interest on any Debentures, the Property Trustee may withhold the notice if and so long as its corporate trust committee or a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders of Securities.

                                   ARTICLE 3

                                  ORGANIZATION

                  Section 3.1. NAME AND ORGANIZATION. The Trust hereby continued is named "Disney Capital Trust [I / II / III]" as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities, the Property Trustee and the Delaware Trustee. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

                  Section 3.2. OFFICE. The address of the principal office of the Trust is c/o The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521. On 10 Business Days' written notice to the Holders of Securities, the Property Trustee and the Delaware Trustee, the Administrative Trustees may designate another principal office.

                  Section 3.3. PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures, (b) making Distributions to Holders of Securities as herein provided and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

                  By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Preferred Securities or Common Securities or the Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

                  Section 3.4. AUTHORITY. Subject to the limitations provided in this Trust Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust, and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Trust Agreement.

                  (a) Except as expressly set forth in this Trust Agreement and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

                  (b) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute.

                  (c) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute.

                  Section 3.5. TITLE TO PROPERTY OF THE TRUST. Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Trust Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

                  Section 3.6. POWERS AND DUTIES OF THE ADMINISTRATIVE TRUSTEES. The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) issue and sell the Preferred Securities and the Common Securities in accordance with this Trust Agreement; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and PROVIDED, FURTHER, that there shall be no interests in the Trust other than the Securities and, except as provided in Section 7.18, the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

                  (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                  (c) in connection with the issue and sale of Preferred Securities, to execute and deliver on behalf of the Trust the Agreement as to Expenses and Liabilities;

                  (d) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; PROVIDED, HOWEVER, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Trust, the Holders of the Preferred Securities and the Holders of the Common Securities;

                  (e) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

                  (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the TIA, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                  (g) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of this Trust Agreement and the Securities;

                  (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Administrative Trustees have authority to conduct directly, and to pay reasonable compensation for such services;

                  (j) to cause the Trust to comply with the Trust's obligations under the TIA;

                  (k) to give the certificate required by Section 314(a)(4) of the TIA to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                  (l) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                  (m) to act as, or appoint another person to act as, registrar and transfer agent for the Securities;

                  (n) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Debentures as authorized by the Indenture;

                  (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities and the Holders of the Common Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (p) to take any action, not inconsistent with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section 3.3 or the activities of the Trust as set out in this
Section 3.6, including, but not limited to:

                           (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the 1940 Act;

                           (ii) causing the Trust to be classified as a grantor trust for United States federal income tax purposes; and

                           (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

                  (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

                  (r) to execute and deliver all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

                  The Administrative Trustees shall exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                  Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 3.8.

                  Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor.

                  Section 3.7. PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

                  (a) The Trust shall not, and none of the Trustees (including the Property Trustee) shall cause the Trust to, engage in any activity other than as required or authorized by this Trust Agreement. In particular, the Trust shall not and none of the Trustees (including the Property Trustee) shall cause the Trust to:

                           (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Trust Agreement and of the Securities;

                           (ii) acquire any assets other than as expressly provided herein;

                           (iii) possess Trust property for other than a Trust purpose;

                           (iv) make any loans other than loans represented by the Debentures or incur any indebtedness;

                           (v) possess any power or otherwise act in such a way as to vary the Trust assets;

                           (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Trust Agreement or by the terms of the Securities);

                           (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                           (viii) other than as provided in this Trust Agreement or by the terms of the Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust, acting through the Administrative Trustees, shall have received an Opinion of Counsel to the effect that such amendment or modification will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the 1940 Act, or the Trust will not be classified as a grantor trust for United States federal income tax purposes;

                           (ix) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes; or

                           (x) revoke any action previously authorized or approved by vote of the Holders of the Preferred Securities except pursuant to a subsequent vote of the Holders of the Preferred Securities.

                  Section 3.8. POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each person who may hereafter be appointed as Property Trustee in accordance with Section 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c)      The Property Trustee shall:

                           (i)      establish and maintain a segregated
         non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Account in accordance with Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Trust Agreement. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," within the meaning of Rule 436(g)(2) under the Securities Act;

                           (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                           (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Trust Agreement and the Securities.

                  (e) Subject to Section 3.9(b), the Property Trustee may take any Legal Action which arises out of or in connection with a Trust Enforcement Event or the Property Trustee's duties and obligations under this Trust Agreement or the TIA; PROVIDED, HOWEVER, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payments on the Debentures on the date such interest, principal or other required payments are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of (including premium, if any) or interest (including any Additional Interest, as defined in the Indenture) on Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Notwithstanding anything to the contrary in this Trust Agreement or the Indenture, the Debenture Issuer shall have the right to set-off any payment it is otherwise required to make under the Indenture in respect of any Preferred Security to the extent the Debenture Issuer has heretofore made, or is currently on the date of such payment making, a payment under the Guarantee relating to such Preferred Security or under Section 7.3 of the Indenture.

                  (f) The Property Trustee shall continue to serve as a Trustee until either:

                           (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                           (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6.

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Trust Agreement and the terms of the Securities.

                  (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the TIA. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

                  (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

                  The Property Trustee shall exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

                  Section 3.9. DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

                  (a) If a Trust Enforcement Event has occurred and is continuing, the Property Trustee shall exercise the rights and powers vested in it by this Trust Agreement and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of any Trust Enforcement Event:

                           (i) the Property Trustee need perform only those duties that are specifically set forth in this Trust Agreement and no others; and

                           (ii) in the absence of bad faith on its part, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers' Certificates or Opinions of Counsel furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; HOWEVER, in the case of any such Officers' Certificates or Opinions of Counsel which by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall examine such Officers' Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Trust Agreement.

                  (c) The Property Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                           (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Property Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to the Securities in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement.

                  (d) Every provision of this Trust Agreement that in any way relates to the Property Trustee is subject to paragraphs (a), (b) and (c) of this Section 3.9.

                  (e) The Property Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) Money held in trust by the Property Trustee need not be segregated from other funds except in relation to the Property Account maintained pursuant to Section 3.8(c)(i) and except to the extent required by law. The Property Trustee shall not be liable for interest on any money received by it except as the Property Trustee may agree in writing with the Sponsor.

                  (g) No provision of this Trust Agreement shall require the Property Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk is not reasonably assured to it.

                  (h) The Property Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the TIA.

                  (i) The Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith.

                  (j) The Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

                  Section 3.10. RIGHTS OF PROPERTY TRUSTEE.

                  (a) The Property Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Property Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Property Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Property Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Property Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care. No Depositary shall be deemed an agent of the Property Trustee and the Property Trustee shall not be responsible for any act or omission by any Depositary.

                  (d) Subject to the provisions of Section 3.9(c), the Property Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Property Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (f) The Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders of Securities unless such Holders shall have offered to the Property Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Property Trustee; PROVIDED, that nothing contained in this Section 3.10(f) shall be taken to relieve the Property Trustee, upon the occurrence of a Trust Enforcement Event, of its obligation to exercise the rights and powers vested in it by this Trust Agreement in the manner provided by Section 3.9(a).

                  (g) Whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would been entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions.

                  (h) Except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

                  (i) When the Property Trustee incurs expenses or renders services in connection with a bankruptcy, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law or law for the relief of debtors generally.

                  (j) No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  Section 3.11. DELAWARE TRUSTEE. Notwithstanding any other provision of this Trust Agreement other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Trust Agreement. Except as set forth in
Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder with respect to the Trust, the Delaware Trustee shall be entitled to all of the same rights as the Property Trustee listed in Sections 3.9(b)-(h) and Section 3.10. No implied covenants or obligations shall be read into this Trust Agreement against the Delaware Trustee. It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust
(i) any agreements or instruments executed and delivered by Wilmington Trust Company are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Wilmington Trust Company in its individual capacity but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances shall Wilmington Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Trust Agreement, except if such breach or failure is due to any gross negligence or willful misconduct of the Delaware Trustee.

                  Section 3.12. EXECUTION OF DOCUMENTS. Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the

Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6.

                  Section 3.13. TRUSTEES' DISCLAIMER. The Trustees make no representation as to the validity or adequacy of this Trust Agreement, the Securities, the Indenture or the Debentures; they shall not be accountable for the Debenture Issuer's use of the proceeds from the Debentures, and they shall not be responsible for any statement in the Debentures or the Securities, except that the Property Trustee and the Administrative Trustees shall be responsible for the Securities' authentication.

                  Section 3.14. DURATION OF TRUST. The Trust shall exist until terminated pursuant to the provisions of Article 8 hereof.

                  Section 3.15. MERGERS.

                  (a) The Trust may not consolidate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any person, except as described in Section 3.15(b) and (c) or Section 8.2.

                  (b) The Trust may, at the request of the Sponsor and with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, merge with or into, or be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; PROVIDED, that:

                           (i) if the Trust is not the successor, such successor entity (the "Successor Entity") either:

                                    a. expressly assumes all of the obligations
                  of the Trust with respect to the Securities; or

                                    b. substitutes for the Preferred Securities
                  other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

                           (ii) if the Trust is not the Successor Entity, the Sponsor expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                           (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other or organization on which the Preferred Securities are then listed or quoted;

                           (iv) such merger, consolidation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                           (v) such merger, consolidation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect other than with respect to the dilution of the Holders' interest in the new entity;

                           (vi)     such Successor Entity has a purpose
         identical to that of the Trust;

                           (vii) prior to such merger, consolidation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                                    a. such merger, consolidation, replacement,
                  conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (including any Successor Securities) other than with respect to the dilution of the Holders' interest in the new entity;

                                    b. following such merger, consolidation,
                  replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                                    c. following such merger, consolidation or
                  replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                           (viii) the Sponsor or any permitted successor or assignee owns all of the common securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee; and

                           (ix) such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, merge with or into, or replace it, if in the opinion of independent tax counsel experienced in such matters such consolidation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided interest in the Debentures.

                  Section 3.16. PROPERTY TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

                  Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                   ARTICLE 4

                                     SPONSOR

                  Section 4.1. RESPONSIBILITIES OF THE SPONSOR. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare, execute and file on behalf of the Trust an application to the New York Stock Exchange or any other national stock exchange or the NASDAQ

Stock Market for listing upon notice of issuance of any Preferred Securities, the Guarantee and the Debentures;

                  (b) to prepare, execute and file on behalf of the Trust with the Commission under the Securities Act or the Exchange Act one or more registration statements on the applicable forms, including any amendments thereto, pertaining to the Preferred Securities, the Guarantee and the Debentures;

                  (c) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States; and

                  (d) to negotiate the terms of and to execute on behalf of the Trust an underwriting agreement and other related agreements providing for the sale of the Preferred Securities.

                  Section 4.2. COMPENSATION AND INDEMNIFICATION. Pursuant to the Agreement as to Expenses and Liabilities, the Sponsor shall pay to each of the Property Trustee and the Delaware Trustee from time to time reasonable compensation for their services. Such Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Sponsor shall reimburse each Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                                   ARTICLE 5

                         TRUST COMMON SECURITIES HOLDER

                  Section 5.1. DEBENTURE ISSUER'S PURCHASE OF COMMON SECURITIES. On the applicable Closing Date, the Debenture Issuer will purchase all of the Common Securities issued by the Trust on such Closing Date, for an amount at least equal to 3% of the capital of the Trust at such time, at the same time as Preferred Securities are sold; PROVIDED that, if the Option set forth in Section 7.18(a) is exercised, then the Debenture Issuer will purchase such additional Common Securities from the Trust on such second Closing Date such that it will then hold at least 3% of the capital of the Trust.

                  The aggregate stated liquidation amount of Common Securities outstanding at any time shall not be less than 3% of the capital of the Trust.

                  Section 5.2. COVENANTS OF THE COMMON SECURITIES HOLDER. For so long as the Preferred Securities remain outstanding, the Common Securities Holder will covenant (i) to maintain, directly or indirectly, 100% ownership of the Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this

Trust Agreement, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an investment company for purposes of the 1940 Act, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                                   ARTICLE 6

                                    TRUSTEES

                  Section 6.1. NUMBER OF TRUSTEES. The number of Trustees initially shall be five, and:

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; PROVIDED that the number of Trustees shall be at least three; and PROVIDED, FURTHER, that (i) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law;
(ii) at least one Administrative Trustee is an employee or officer of, or is affiliated with, the Sponsor; and (iii) one Trustee shall be the Property Trustee for so long as this Trust Agreement is required to qualify as an indenture under the TIA, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

                  Section 6.2. DELAWARE TRUSTEE; ELIGIBILITY. If required by the Business Trust Act, one Trustee (which may be the Property Trustee) (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law; PROVIDED that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                  Section 6.3. PROPERTY TRUSTEE; ELIGIBILITY; DISQUALIFICATION.

                  This Trust Agreement shall always have a Property Trustee who satisfies the requirements of Sections 310(a)(1), (2) and (5) of the TIA. The Property Trustee shall always have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Property Trustee shall comply with Section 310(b) of the TIA.

                  Section 6.4. QUALIFICATIONS OF ADMINISTRATIVE TRUSTEES AND DELAWARE TRUSTEE GENERALLY. Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                  Section 6.5. INITIAL ADMINISTRATIVE TRUSTEES. The initial Administrative Trustees shall be: ________, ________ and ________, the business address of all of whom is The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521.

                  Section 6.6. REPLACEMENT OF TRUSTEES.

                  (a) Subject to Section 6.6(b), Trustees may be appointed or removed without cause at any time:

                           (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                           (ii) after the issuance of any Securities, but not while an Indenture Event of Default has occurred and is continuing, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                           (iii)    after the issuance of the Preferred
         Securities during the continuance of an Indenture Event of Default, by vote of the Holders of a Majority in Liquidation Amount of the Preferred Securities.

                  (b) A Trustee may resign with respect to the Securities by so notifying the Sponsor and the Trust. A resignation or removal of the Property Trustee or Delaware Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section or, in the case of the resignation of the Property Trustee, if the assets of the Trust have been completely liquidated and the proceeds distributed to the Holders of the Securities. The resignation of an Administrative Trustee is effective upon delivery of notice to the Sponsor and the Trust.

                  (c) The Holders of the Common Securities may remove the Property Trustee or Delaware Trustee if:

                           (i) the Trustee fails to comply with Section 6.3, in the case of the Property Trustee, or Section 6.2 in the case of the Delaware Trustee;

                           (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any bankruptcy law or law for the relief of debtors generally;

                           (iii) a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) takes charge of the Trustee or its property; or

                           (iv)     the Trustee becomes incapable of acting.

                  (d) If a Trustee resigns or is removed or if a vacancy exists in the office of a Trustee for any reason, the
Holders of the Common Stock shall promptly appoint a successor Trustee.

                  (e) If a successor Property Trustee or Delaware Trustee does not take office within 60 days after the retiring Property Trustee or Delaware Trustee, as the case may be, resigns or is removed, the retiring Trustee, the Sponsor or the Holders of at least 10% in Liquidation Amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) If the Property Trustee fails to comply with Section 6.3, any Holder of Securities may petition any court of competent jurisdiction for the removal of the Property Trustee and the appointment of a successor Property Trustee.

                  (g) A successor Property Trustee shall deliver a written acceptance of its appointment to the retiring Property Trustee and to the Trust and Sponsor. Immediately after that, the retiring Property Trustee shall transfer all property held by it as Property Trustee to the successor Property Trustee, the resignation or removal of the retiring Property Trustee shall become effective, and the successor Property Trustee shall have all the rights, powers and duties of the Property Trustee. A successor Property Trustee shall mail a notice of its succession to each Holder. Notwithstanding replacement of the Property Trustee pursuant to this Section 6.6, the Sponsor's obligations under Section 4.2 hereof shall continue for the benefit of the retiring Property Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

                  (h) A successor Delaware Trustee shall deliver a written acceptance of its appointment to the retiring Delaware Trustee and to the Trust and Sponsor. Immediately after that, the resignation or removal of the retiring Delaware Trustee shall become effective, and the successor Delaware Trustee shall have all the rights, powers and duties of the Delaware Trustee. A successor Delaware Trustee shall mail a notice of its succession to each Holder.

                  Section 6.7. VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

                  Section 6.8. EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 6.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

                  Section 6.9. MEETINGS. If there is more than one Administrative Trustee, meetings of the Administrative Trustees may be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Trust Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; PROVIDED that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

                  Section 6.10. DELEGATION OF POWER.

                  (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her or its power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

                  (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  Section 6.11. SUCCESSOR TRUSTEE BY MERGER, ETC. If a Property Trustee or Delaware Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Property Trustee or Delaware Trustee; PROVIDED the successor corporation complies with the TIA provisions of Section
6.3 or Section 6.4, respectively.

                                   ARTICLE 7

                               TERMS OF SECURITIES

                  Section 7.1. GENERAL PROVISIONS REGARDING SECURITIES.

                  (a) The Administrative Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial ownership interests in the assets of the Trust and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust.

                           (i)      PREFERRED SECURITIES. The Preferred
         Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of ________ dollars ($________) with respect to the [initial] closing of the sale of Preferred Securities [and, if the Option set forth in Section 7.18(a) is exercised, an additional aggregate liquidation amount with respect to the assets of the Trust of ________ dollars ($________) with respect to the second closing of the sale of Preferred Securities; PROVIDED that the maximum aggregate liquidation amount of Preferred Securities of the Trust shall not exceed ________ dollars ($________)]. The Preferred Securities are hereby designated for identification purposes only as "__% Preferred Securities" (the "Preferred Securities"). The Preferred Securities shall be in substantially the form set forth in Exhibit A to this Trust Agreement, or in such other form as shall be established by the Administrative Trustees, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Trust Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the Administrative Trustees executing such Preferred Securities, as evidenced by their execution of the Preferred Securities.

                  The definitive Preferred Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Administrative Trustees executing such Preferred Securities, as evidenced by their execution of such Preferred Securities.

                           (ii) COMMON SECURITIES. The Common Securities of the Trust shall have an aggregate liquidation amount with respect to the assets of the Trust of ________ dollars ($________) with respect to the [initial] closing of the sale of Common Securities [and, if the Option set forth in Section 7.18(a) is exercised, an additional aggregate liquidation amount with respect to the assets of the Trust of ________ dollars ($________) with respect to the second closing of the sale of Common Securities; PROVIDED that the maximum aggregate liquidation amount of common securities issued by the Trust shall not exceed ________ dollars ($________)]. The Common Securities are hereby designated for identification purposes only as "__% Common Securities" (the "Common Securities"). The Common Securities shall be in substantially the form set forth in Exhibit B to this Trust Agreement, or in such other form as shall be established by the Administrative Trustees, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Trust Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the Administrative Trustees executing such Common Securities, as evidenced by their execution of the Common Securities.

                  The definitive Common Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Administrative Trustees executing such Common Securities, as evidenced by their execution of such Common Securities.

                  (b) Payment of Distributions on, and payment of the Redemption Price upon a redemption of, the Preferred Securities and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Preferred Securities and Common Securities; PROVIDED, HOWEVER, that if on any date on which amounts payable on distribution or redemption, an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or, in the case of amounts payable on redemption, the full amount of the Redemption Price for all of the outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

                  (c) An Administrative Trustee shall sign the Securities for the Trust by manual or facsimile signature.

                  If an Administrative Trustee whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                  A Security shall not be valid until authenticated by the manual signature of the Property Trustee or an authenticating agent. The signature shall be conclusive evidence that the Security has been authenticated under this Trust Agreement.

                  The Property Trustee shall at any time, and from time to time, authenticate Securities for original issue in an amount not to exceed the liquidation amounts set forth in Section 7.1(a), upon receipt by the Property Trustee of a written order of the Trust signed by an Administrative Trustee (a "Trust Order"). Such Trust Order may authorize authentication and delivery pursuant to oral or electronic instructions from an Administrative Trustee, which oral instructions shall be promptly confirmed in writing. Each Security shall be dated the date of its authentication unless otherwise provided by a Trust Order.

                  The aggregate number of Securities outstanding at any time may not exceed the liquidation amounts set forth in Section 7.1(a), except as provided in Section 7.10.

                  The Property Trustee shall have the right to decline to authenticate and deliver any Securities: (a) if the Property Trustee, being advised by counsel, determines that such action may not lawfully be taken; or
(b) if the Property Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors and/or vice-presidents shall determine that such action would expose the Property Trustee to personal liability to Holders of any Securities.

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Securities. An authenticating agent may authenticate Securities whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as any registrar, paying agent or service agent to deal with the Trust.

                  (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (e) Except to the extent set forth in Section 9.1(b), upon issuance of the Securities as provided in this Trust Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial ownership interests in the assets of the Trust.

                  (f) Every person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this

Trust Agreement and the terms of the Securities, the Guarantee, the Indenture and the Debentures.

                  (g) The holders of the Securities shall have no preemptive or similar rights.

                  Section 7.2. DISTRIBUTIONS.

                  (a) Holders of Securities shall be entitled to receive cumulative cash Distributions at the rate per annum of __% of the stated liquidation amount of $__ per Security. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of distributions payable for any period shorter than a full [quarterly] [semi-annual] distribution period shall be computed on the basis of a 30-day month and for periods of less than a month, the actual number of days elapsed per 30-day month. Subject to Section 7.1(b), Distributions shall be made on the Preferred Securities and the Common Securities on a Pro Rata basis. Distributions on the Securities shall, from the date of original issue, accumulate and be cumulative and shall be payable [quarterly][semi-annually], in arrears, on each ________ [,________,________] and ________, commencing ________ __, 200_, when, as and if available for payment, by the Property Trustee, except as otherwise described below. Distributions are payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent that the Trust has funds available for the payment of such Distributions in the Property Account.

                  (b) Distributions not paid on the scheduled payment date, including Distributions not paid during any Extension Period (as defined below), will accumulate and compound [quarterly][semi-annually] at the rate of __% per annum, to the extent permitted by applicable law ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions together with any Compounded Distributions. So long as no Indenture Event of Default has occurred and is continuing, the Sponsor shall have the right, at any time during the term of the Debentures, from time to time to defer the payment of interest on such Debentures in the manner and for such period or periods not exceeding 20 consecutive periods as may be specified as contemplated by the Indenture (each, an "Extension Period") during which Extension Periods no interest on the Debentures shall be due and payable. As a consequence of such deferral, Distributions will also be deferred. No Extension Period shall end on a date other than an interest payment date for the Debentures or extend beyond the Stated Maturity (as defined in the Indenture) of the Debentures. At the end of any such Extension Period the Sponsor shall pay all interest then accrued and unpaid on the Debentures (together with any additional amounts payable as contemplated by Section 2.3(a)(15) of the Indenture or other interest thereon, if any, at the rate specified for the Debentures to the extent permitted by applicable law).

                  (c) If and to the extent that the Debenture Issuer makes a payment of interest, premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Pro Rata distribution of the Payment Amount to Holders, subject to Section 7.1(b).

                  (d) Distributions on the Securities shall be payable to the Holders thereof as they appear on the register of the Trust as of the close of business on the relevant record dates. While the Preferred Securities are represented by one or more Global Securities, the relevant record dates shall be the close of business on the Business Day next preceding such Distribution payment date, unless a different regular record date is established or provided for the corresponding interest payment date on the Debentures. The relevant record dates for the Common Securities shall be the same as for the Preferred Securities. If the Preferred Securities shall not continue to remain represented by one or more Global Securities, the relevant record dates for the Preferred Securities shall be selected by the Administrative Trustees and shall be at least 15 days prior to the relevant payment dates. At all times, the Distribution payment dates shall correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, shall cease to be payable to the person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the person in whose name such Securities are registered on the special record date or other specified date determined with respect to the related interest payment date pursuant to the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the next preceding day which is a Business Day, with the same force and effect as if made on such payment date.

                  (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Securities.

                  Section 7.3. REDEMPTION OF SECURITIES.

                  (a) Upon the repayment or redemption, in whole or in part, of the Debentures held by the Trust, whether at the stated maturity of the Debentures or upon earlier redemption as provided in the Debentures and the Indenture, including pursuant to a Special Event, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to Section 7.1(b)) to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price. Holders shall be given not less than 30 nor more than 60 days notice of such redemption in accordance with Section 7.4.

                  (b) Certificates called for redemption in whole must be surrendered to the Paying Agent in order to receive payment of the Redemption Price. Upon surrender of a Security that is redeemed in part, the Property Trustee shall authenticate for the Holder a new Security equal in liquidation amount to the unredeemed portion of the Security surrendered.

                  Section 7.4. REDEMPTION PROCEDURES.

                  (a) At least 30 days but not more than 60 days before a redemption date, the Trust shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed.

                  The notice shall identify the Securities to be redeemed and shall state:

                           (i)      the redemption date;

                           (ii)     the redemption price;

                           (iii)    the name and address of the Paying Agent;

                           (iv) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                           (v) that Distributions on Securities called for redemption cease to accrue on and after the redemption date; and

                           (vi) any other information as may be required by the terms of the Securities being redeemed.

                  At the Trust's request, the Property Trustee shall give the notice of redemption in the Trust's name and at its expense.

                  (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata (subject to Section 7.1(b)) and will be redeemed as described in Section 7.4(c) below. The Trust may not redeem the Securities in part unless all accumulated and unpaid Distributions to the date of redemption have been paid in full on all Securities then outstanding. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Security redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of Preferred Securities which has been or is to be redeemed.

                  (c)      Once notice of redemption is mailed as provided in
Section 7.4(a), Securities called for redemption become due and payable on the redemption date and at the redemption price. A notice of redemption may not be conditional. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accumulated Distributions to the redemption date.

                  (d) On or before the redemption date; PROVIDED that the Debenture Issuer has paid the Property Trustee a sufficient amount of immediately available funds in connection with the related redemption of the Debentures, the Property Trustee shall deposit with the Paying Agent money sufficient to pay the redemption price of and accumulated and unpaid Distributions, if any, on all Securities to be redeemed on that date.

                  (e) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

                  Section 7.5. VOTING RIGHTS OF PREFERRED SECURITIES.

                  (a) Except as provided under Sections 2.6, 6.6, 11.1 and this Article 7 and as otherwise required by the Business Trust Act, the TIA and other applicable law, the Holders of the Preferred Securities shall have no voting rights.

                  (b) Subject to the requirement of the Property Trustee to obtain a tax opinion in certain circumstances as set forth in Section 7.5(d) below, the Holders of a Majority in Liquidation Amount of the Preferred Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee under the Trust Agreement, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures; (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under Section 6.4 of the Indenture; PROVIDED, HOWEVER, that if an Indenture Event of Default has occurred and is continuing, then the Holders of 25% of the aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to declare the principal of and accrued and unpaid interest, if any, on the Debentures due and payable immediately; PROVIDED, FURTHER, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action; PROVIDED, FURTHER, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee shall (x) determine that the direction conflicts with any rule of law, the Trust Agreement or the Indenture; (y) determine that the Property Trustee may take any other action deemed proper by the Property Trustee which is not inconsistent with such direction; and (z) in good faith, by a Responsible Officer of the Property Trustee, determine that the proceeding so directed would involve the Property Trustee in personal liability.

                  (c) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any interest, principal or other required payments when due under the Indenture, then a Holder of Preferred Securities may directly institute a Direct Action against the Debenture Issuer on or after the respective due date specified in the Debentures.

                  (d) Subject to Section 2.7, the Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Debentures. Such notices shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.5(b)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                  (e) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by not less than a majority in liquidation amount of the Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of the Holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                  (f) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

                  (g) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

                  (h) No vote or consent of the Holders of Preferred Securities shall be required for the Trust to redeem and cancel Preferred Securities or distribute Debentures in accordance with this Trust Agreement and the terms of the Securities.

                  (i) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Debenture Issuer, any Administrative Trustee or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer or any Administrative Trustee, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Securities were not outstanding; PROVIDED, HOWEVER, that persons otherwise eligible to vote to whom the Debenture Issuer or any of its subsidiaries have pledged Preferred Securities may vote or consent with respect to such pledged Preferred Securities under any of the circumstances described herein.

                  (j) Subject to Sections 6.6(a) and 7.5(k), Holders of the Preferred Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Common Securities Holders.

                  (k) Subject to the rights of the Holders of a Majority in Liquidation Amount of the Common Securities to appoint or remove Administrative Trustees as provided in Section 6.6(a)(iii), if an Indenture Event of Default has occurred and is continuing, the Trustees may be removed at such time only by a Majority in Liquidation Amount of the Preferred Securities.

                  Section 7.6. VOTING RIGHTS OF COMMON SECURITIES.

                  (a) Except as provided under Sections 2.6, 6.1(b) or 6.6, this Section 7.6 or Section 11.1 or as otherwise required by the Business Trust Act, the TIA or other applicable law, the Holders of the Common Securities will have no voting rights.

                  (b) Subject to Sections 6.6(a) and 7.5(k), the Holders of the Common Securities shall be entitled, in accordance with Article 6 of this Trust Agreement, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

                  (c) Subject to Section 2.6 and only after all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee to obtain a tax opinion in certain circumstances as set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures, (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under Section 6.4 of the Indenture; PROVIDED, HOWEVER, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to have such consent or take such action; PROVIDED, FURTHER, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee shall (x) determine that the direction conflicts with any rule of law, the Trust Agreement or the Indenture; (y) determine that the Property Trustee may take any other action deemed proper by the Property Trustee which is not inconsistent with such direction; and (z) in good faith, by a Responsible Officer of the Property Trustee, determine that the proceeding so directed would involve the Property Trustee in personal liability. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(c)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

                  (d) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may, to the extent permitted by applicable law, directly institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other person.

                  (e) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

                  (f) Any required approval or direction of Holders of Common Securities maybe given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

                  (g) No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Trust Agreement and the terms of the Securities.

                  Section 7.7. REGISTRAR AND PAYING AGENT. The Trust shall cause a Paying Agent to maintain an office or agency where the Securities may be presented or surrendered for payment, maintain an office or agency where Securities may be surrendered for registration of transfer or exchange ("Registrar") and where notices and demands to or upon the Trust in respect of the Securities and this Trust Agreement may be served ("Service Agent"). The Registrar shall keep a register with respect to the Securities and to their transfer and exchange. The Trust will give prompt written notice to the Property Trustee of the name and address, and any change in the name or address, of each Registrar, Paying Agent or Service Agent. If at any time the Trust shall fail to maintain any such required Registrar, Paying Agent or Service Agent or shall fail to furnish the Property Trustee with the name and address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Property Trustee, and the Trust hereby appoints the Property Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Trust may also from time to time designate one or more co-registrars, additional paying agents or additional service agents and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Trust of its obligations to maintain a Registrar, Paying Agent and Service Agent for such purposes. The Trust will give prompt written notice to the Property Trustee of any such designation or rescission and of any change in the name or address of any such co-registrar, additional paying agent or additional service agent. The term "Registrar" includes any co-registrar; the term "Paying Agent" includes any additional paying agent; and the term "Service Agent" includes any additional service agent.

                  The Trust hereby appoints the Property Trustee the initial Registrar, Paying Agent and Service Agent for the Securities.

                  Section 7.8. LISTING. The Sponsor shall use its best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange.

                  Section 7.9. TRANSFER AND EXCHANGE OF SECURITIES.

                  (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void.

                  (b)      (i)      Subject to this Article 7, Preferred
         Securities shall be freely transferable.

                           (ii) Holders of the Common Securities may not transfer the Common Securities except (A) in compliance with a consolidation, merger, sale, conveyance or lease of the Sponsor in compliance with Article V of the Indenture or (B) to the Sponsor or an Affiliate thereof in compliance with applicable law, including the Securities Act and applicable state securities and blue sky laws. To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the immediately preceding sentence shall be null and void.

                  (c) Where Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal liquidation amount of Securities, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Property Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Trust may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 7.4).

                  Neither the Trust nor the Registrar shall be required (i) to issue, register the transfer of, or exchange Securities for the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange Securities selected, called or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called or being called for redemption in part.

                  Section 7.10. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Property Trustee, the Administrative Trustees shall execute and the Property Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and liquidation amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Administrative Trustees and the Property Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Administrative Trustees or the Property Trustee that such Security has been acquired by a bona fide purchaser, the Administrative Trustees shall execute and upon its request the Property Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and liquidation amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Trust in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Trust may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Property Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Trust, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Trust Agreement equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 7.11. OUTSTANDING SECURITIES. The Securities outstanding at any time are all the Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest on a Global Security effected by the Property Trustee in accordance with the provisions hereof and those described in this Section as not outstanding.

                  If a Security is replaced pursuant to Section 7.10, it ceases to be outstanding until the Property Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent (other than the Sponsor, a subsidiary or an Affiliate of any thereof) holds on a redemption date of Securities money sufficient to pay such Securities payable on that date, then on and after that date such Securities cease to be outstanding and Distributions on them cease to accrue.

                  A Security does not cease to be outstanding because the Sponsor or an Affiliate holds the Security.

                  Section 7.12. TREASURY SECURITIES. In determining whether the Holders of the required liquidation amount of Preferred Securities have concurred in any request, demand, authorization, direction, notice, consent or waiver, Preferred Securities owned by the Sponsor or an Affiliate shall be disregarded, except that for the purposes of determining whether the Property Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver only Preferred Securities that the Property Trustee knows are so owned shall be so disregarded.

                  Section 7.13. TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Administrative Trustees may prepare and the Property Trustee shall authenticate temporary Securities upon a Trust Order. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Administrative Trustees consider appropriate for temporary Securities. Without unreasonable delay, the Administrative Trustees shall prepare and the Property Trustee upon request shall authenticate definitive Securities in exchange for temporary Securities.



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Until so exchanged, temporary securities shall have the same rights under this Trust Agreement as the definitive Securities.

                  Section 7.14. CANCELLATION. The Trust at any time may deliver Securities to the Property Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Property Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Property Trustee shall cancel all Securities surrendered for transfer, exchange, payment, replacement or cancellation and shall destroy such canceled Securities (subject to the record retention requirement of the Exchange Act) and deliver a certificate of such destruction to the Trust, unless the Trust otherwise directs. The Trust may not issue new Securities to replace Securities that it has paid or delivered to the Property Trustee for cancellation.

                  Section 7.15. DEEMED SECURITY HOLDERS. The Trustees may treat the person in whose name any Certificate shall be registered on the register of the Trust as the sole Holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions subject to Section 7.2(d) and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                  Section 7.16. GLOBAL SECURITIES.

                  Section 7.16.1 TERMS OF SECURITIES. A Trust Order shall establish whether the Preferred Securities shall be issued in whole or in part in the form of one or more Global Securities and the Depositary for such Global Security or Securities.

                  Section 7.16.2 TRANSFER AND EXCHANGE. Notwithstanding any provisions to the contrary contained in Section 7.9 and in addition thereto, any Global Security shall be exchangeable pursuant to Section 7.9 for Preferred Securities registered in the names of Holders other than the Depositary for such Preferred Security or its nominee only if (i) such Depositary notifies the Trust that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, the Trust fails to appoint a successor Depositary within 90 days of such event, (ii) the Trust executes and delivers to the Property Trustee an Officers' Certificate to the effect that such Global Security shall be so exchangeable, or (iii) a Trust Enforcement Event with respect to the Preferred Securities represented by such Global Security shall have happened and be continuing. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Preferred Securities registered in such names as the Depositary shall direct in writing in an aggregate liquidation amount equal to the liquidation amount of the Global Security with like tenor and terms.

                  Except as provided in this Section 7.16.2, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or



                                       44

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another nominee of such Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

                  Section 7.16.3 LEGEND. Any Global Security issued hereunder shall bear a legend in substantially the following form:

                  "This Security is a Global Security within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary."

                  Unless this Preferred Security Certificate is presented by an authorized representative of the Depositary to Disney Capital Trust [I / II / III] or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein."

                  Section 7.16.4 CANCELLATION; ISSUANCE OF REGISTERED SECURITIES. At such time as all interests in Global Securities have been redeemed, repurchased or cancelled, such Global Securities shall be, upon receipt thereof, cancelled by the Property Trustee in accordance with standing procedures of the Depositary. At any time prior to such cancellation, if any interest in Global Securities is exchanged for Preferred Securities not represented by a Global Security, redeemed, cancelled or transferred to a transferee who receives Preferred Securities not represented by a Global Security therefor or any Preferred Security not represented by a Global Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures of the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee to reflect such reduction or increase.

                  The Trust may at any time and in its sole discretion determine that the Preferred Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security. In such event the Trust shall execute, and the Property Trustee, shall authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security representing such Preferred Securities, in exchange for such Global Security.


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



                  Section 7.16.5 ACTS OF HOLDERS. The Depositary, as a Holder, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Trust Agreement.

                  Section 7.16.6 PAYMENTS. Notwithstanding the other provisions of this Trust Agreement, payment of the liquidation amount on any Global Security shall be made to the Holder thereof.

                  Section 7.16.7 CONSENTS, DECLARATION AND DIRECTIONS. Except as provided in Section 7.16.6, the Trust, the Property Trustee and any Agent shall treat a person as the Holder of such liquidation amount of outstanding Preferred Securities represented by a Global Security as shall be specified in a written statement of the Depositary with respect to such Global Security, for purposes of obtaining any consents, declarations, waivers or directions required to be given by the Holders pursuant to this Trust Agreement.

                  Section 7.17. CUSIP NUMBERS. The Trust in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                  Section 7.18. OVER-ALLOTMENT OPTION.

                  (a) The Sponsor, on behalf of the Trust, may grant to the underwriters or initial purchasers who are underwriting or purchasing, as the case may be, any series of Preferred Securities, an option (the "Option") to purchase an additional liquidation amount of such series of Preferred Securities on the terms and conditions specified in the underwriting agreement or purchase agreement, as the case may be, relating to such Preferred Securities; PROVIDED, HOWEVER, the Option may only be granted if the following conditions are satisfied:

                           (i) the Option, if exercised, may not result in the issue and sale of an aggregate liquidation amount of Preferred Securities greater than that registered by the Sponsor and the Trust on the applicable registration statement or registration statements (including by a registration statement filed under Rule 462(b) under the Securities Act, if any), as the case may be, with the Commission under the Securities Act;

                           (ii) the Option must result, if exercised, in the issuance and sale of Preferred Securities to such underwriters or initial purchasers, as the case may be, and the issuance and sale of Common Securities to the Sponsor on a Pro Rata


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


         basis and not in contravention of any other provision of this Agreement or the Business Trust Act, consistent with Section 5.1; and

                           (iii) the Preferred Securities and the Common Securities issued and sold subject to the exercise of the Option, if any, must be of the same series and must bear the same CUSIP numbers as the series of Preferred Securities and the Common Securities, respectively, which were initially issued and sold by the Trust and the Sponsor, respectively.

                  (b) With respect to any issuance of Preferred Securities and Common Securities following the exercise of the Option,

                           (i)      the designation the "__% Preferred
         Securities" and, for all purposes under this Trust Agreement, the defined terms the "Preferred Securities" shall mean both the Preferred Securities issued initially hereunder and any Preferred Securities issued pursuant to the exercise of the Option; and

                           (ii) the designation the "__% Common Securities" and, for all purposes under this Trust Agreement, the defined term the "Common Securities" shall mean both the Common Securities issued initially hereunder and any Common Securities issued pursuant to the requirement of Section 7.18(a)(ii) regarding the additional issuance of Common Securities on a Pro Rata basis if the Option is exercised.

                  (c) If the Option set forth in Section 7.18(a) is exercised on a date other than the initial Closing Date, then the parties to the Trust Agreement shall cause there to occur a second closing for the consummation of the sale of the Preferred Securities and Common Securities under substantially the same conditions that applied to the initial closing of the sale of such securities, including the following:

                           (i) the execution and delivery of a second Preferred Security Certificate, or such additional Preferred Security Certificates, as appropriate, which is, or are, as the case may be, substantially identical in all respects to the Preferred Security Certificate issued initially; and

                           (ii) the execution and delivery of a second Common Security Certificate, or such additional Common Security Certificates, as appropriate, which is, or are, as the case may be, substantially identical in all relevant respects to the Common Security Certificate issued initially.

                                   ARTICLE 8

                      DISSOLUTION AND TERMINATION OF TRUST

                  Section 8.1. DISSOLUTION AND TERMINATION OF TRUST.


                  (a)      The Trust shall dissolve upon the earliest of:


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                           (i)      the Bankruptcy Event of the Holder of the
         Common Securities or the Sponsor;

                           (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; after obtaining the consent of the Holders of at least a Majority in Liquidation Amount of the Securities to dissolve the Trust; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                           (iii)    the entry of a decree of judicial
         dissolution of the Sponsor or the Trust;

                           (iv) the time when all of the Securities shall have been called for redemption and the amounts then due shall have been paid to the Holders in accordance with the terms of the Securities;

                           (v) at the Sponsor's election by notice and direction to the Property Trustee to distribute the Debentures to the Holders of the Securities in exchange for all of the Securities; PROVIDED that the Sponsor will be required to obtain an opinion of an independent counsel that the distribution of the Debentures will not be taxable to the Holders of the Preferred Securities for United States federal income tax purposes; or

                           (vi) the time when the Sponsor shall have consented to dissolution of the Trust; PROVIDED such action is taken before the issuance of any Securities.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up and liquidation of the Trust, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 4.2 and Article 9 shall survive the termination of the Trust.

                  Section 8.2. LIQUIDATION DISTRIBUTION UPON DISSOLUTION OF THE TRUST.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Trust (each a "Liquidation"), the Holders of the Securities on the date of the Liquidation will be entitled to receive, out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of the Trusts' liabilities to creditors, if any, distributions in cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $________ per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such


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Securities shall be distributed on a Pro Rata basis to the Holders of the
Securities in exchange for such Securities.

                  (b) If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the Preferred Securities except that if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such distributions.

                                   ARTICLE 9

                           LIMITATION OF LIABILITY OF
               HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR OTHERS

                  Section 9.1. LIABILITY.

                  (a) Except as expressly set forth in this Trust Agreement, the Guarantee, the Agreement as to Expenses and Liabilities and the terms of the Securities, the Sponsor:

                           (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                           (ii) shall not be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  Section 9.2. EXCULPATION.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred


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

on such Indemnified Person by this Trust Agreement or by law, except that, subject to section 3.11, an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions (or with respect to the Delaware Trustee and its officers, directors, shareholders or agents, such Indemnified Persons' gross negligence or willful misconduct).

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Indemnified Person reasonably believes are within such other person's professional or expert competence and who has if selected by such Indemnified Person, been selected by such Indemnified Person with reasonable care on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                  Section 9.3. FIDUCIARY DUTY.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to another Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the TIA), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b)      Unless otherwise expressly provided herein:

                           (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person; or

                           (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.


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                  (c)      Whenever in this Trust Agreement an Indemnified
Person is permitted or required to make a decision:

                           (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                           (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

                  Section 9.4. INDEMNIFICATION.

                           (a)      (i) The Sponsor shall indemnify, to the
         full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Sponsor Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                           (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Sponsor Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the


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


         circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                           (iii)    Any indemnification under paragraphs (i) and
         (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Sponsor Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holders of the Common Securities of the Trust.

                           (iv) Expenses (including attorneys' fees) incurred by a Sponsor Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Sponsor Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees,
         (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Sponsor Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Sponsor Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                           (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to


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


         indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Sponsor and each Sponsor Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

                           (vi) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Sponsor Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

                           (vii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                           (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Sponsor Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this
         Section 9.4(a) shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Trust Agreement.

                  (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee and (iii) any officers, directors, employees, shareholders or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iii) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part (or without gross negligence or willful misconduct on the part of the Delaware Trustee or its officers, directors, employees, shareholders or agents), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
Section 9.4(b) shall survive the resignation and removal of the Delaware Trustee or the Property Trustee and the dissolution of the Trust and the termination of this Trust Agreement. In addition, the Sponsor has agreed in the Indenture to pay the fees and expenses of the Delaware Trustee and the Property Trustee.


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                  Section 9.5. OUTSIDE BUSINESSES. Subject to the provisions of
Section 6.3, any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 10

                                   ACCOUNTING

                  Section 10.1. FISCAL YEAR. The fiscal year ("Fiscal Year") of the Trust shall be the fiscal year of the Sponsor, or such other year as is required by the Code.

                  Section 10.2. CERTAIN ACCOUNTING MATTERS.

                  (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

                  (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

                  (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury

Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

                  Section 10.3. BANKING. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the signatories for the Property Account.

                  Section 10.4. WITHHOLDING. The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claim that amounts have been withheld in excess of the amounts required by the applicable jurisdictions, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE 11

                             AMENDMENTS AND MEETINGS

                  Section 11.1. AMENDMENTS.

                  (a) Except as otherwise provided in this Trust Agreement or by any applicable terms of the Securities, this Trust Agreement may only be amended by a written instrument approved and executed by the Sponsor and (i) the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees), (ii) the Property Trustee; and (iii) the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                           (i) unless, the Property Trustee shall have first received:

                                    a. an Officers' Certificate from each of the
                  Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; and

                                    b. an Opinion of Counsel (who may be counsel
                  to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; and

                           (ii) to the extent the result of such amendment would be to:

                                    a. cause the Trust to be classified other
                  than as a grantor trust for United States federal income tax purposes;

                                    b. reduce or otherwise adversely affect the
                  powers of the Property Trustee in contravention of the TIA; or

                                    c. cause the Trust to be deemed to be an
                  Investment Company required to be registered under the 1940
                  Act.

                  (c) If the Trust has issued any Securities that remain outstanding:

                           (i) any amendment that would (a) change the amount or timing of any distribution of the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (b) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date, will entitle the Holders of such Securities, voting together as a single class, to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of each of the Holders of the Securities affected thereby; and

                           (ii) any amendment that would (a) adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to this Trust Agreement or otherwise or (b) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Trust Agreement, will entitle the holders of the Securities voting together as a single class to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of the Securities affected thereby; PROVIDED that, if any amendment or proposal referred to in clause (a) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal.

                  (d) This Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

                  (e) Article 4 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

                  (f) The rights of the Holders of the Common Securities under Article 6 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

                  (g) Notwithstanding Section 11.1(c), this Trust Agreement may be amended without the consent of the Holders of the Securities, if such amendment does not adversely affect in any material respect the rights of the holders of the Securities, to:

                           (i)      cure any ambiguity, defect or inconsistency;

                           (ii) add to the covenants, restrictions or obligations of the Sponsor;

                           (iii) to conform to any change in Rule 3a-5 of the 1940 Act or written change in interpretation or application of Rule 3a-5 of the 1940 Act by any legislative body, court, government agency or regulatory authority; or

                           (iv)     to modify, eliminate and add to any
         provision of this Trust Agreement to ensure that the Trust will be classified as a grantor trust for United States federal income tax purposes at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the 1940 Act.

                  (h) Neither the Property Trustee nor the Delaware Trustee shall be required to sign any amendment that affects its rights, duties, obligations or immunities under this Trust Agreement or otherwise.

                  Section 11.2. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Trust Agreement, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

                           (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Trust Agreement or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The
         Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                           (ii) each Holder of a Security may authorize any person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                           (iii)    each meeting of the Holders of the
         Securities shall be conducted by the Administrative Trustees or by such other person that the Administrative Trustees may designate; and

                           (iv) unless the Business Trust Act, this Trust Agreement, the terms of the Securities, the TIA or the listing rules of any stock exchange on which the Preferred Securities are then listed for trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE 12

                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

                  Section 12.1. REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement, and each successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) the Property Trustee is a banking corporation, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

                  (b) the Property Trustee satisfies the requirements set forth in Section 6.3;

                  (c) the execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Trust Agreement has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

                  (e) no consent, approval or authorization of, or registration with or notice to, any State (which term, in the case of the initial Property Trustee, shall mean the State of California) or federal banking authority having jurisdiction over the trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Trust Agreement.

                  Section 12.2. REPRESENTATIONS AND WARRANTIES OF THE DELAWARE TRUSTEE. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement, and each successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) the Delaware Trustee satisfies the requirements set forth in Section 6.2, satisfies Trust Section 3807 of the Business Trust Act and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Trust Agreement. This Trust Agreement under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

                  (c) no consent, approval or authorization of, or registration with or notice to, the State of Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Trust Agreement.

                                   ARTICLE 13

                                  MISCELLANEOUS

                  Section 13.1. NOTICES. Any notice or communication is duly given if in writing and delivered in person or mailed by first-class mail:

                  (a)      if to the Trust, in care of the Administrative
Trustees:

                  c/o The Walt Disney Company
                  500 South Buena Vista Street
                  Burbank, California  91521
                  Attention: _________________________


                  (b)      if to the Property Trustee:

                  Wells Fargo Bank, National Association
                  707 Wilshire Boulevard, 17th Floor
                  Los Angeles, California 90017
                  Attention: Corporate Trust Department

                  (c)      if to the Delaware Trustee:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attention: Corporate Trust Administration

                  (d)      if to the Holder of the Common Securities:

                  The Walt Disney Company
                  500 South Buena Vista Street
                  Burbank, California 91521
                  Attention:_______________________________


                  Notice may be given to designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication to a Holder of Preferred Securities shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder of Preferred Securities or any defect in it shall not affect its sufficiency with respect to other Holders of Preferred Securities.

                  If a notice or communication is mailed or published in the manner provided above, within the time prescribed, it is duly given, whether or not the Holder of Preferred Securities receives it.

                  If the Trust mails a notice or communication to Holders of Securities, it shall mail a copy to the Property Trustee and each Agent at the same time.

                  Section 13.2. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Holders of Securities may communicate pursuant to Section 312(b) of the TIA with other Holders of Securities with respect to their rights under this Trust Agreement or the Securities. The Trust, the Property Trustee, the Delaware Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

                  Section 13.3. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Trust to the Property Trustee to take any action under this Trust Agreement, the Administrative Trustees shall furnish to the Property Trustee:

                  (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Trust Agreement relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Section 13.4. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Trust Agreement (other than a certificate provided pursuant to Section 314(a)(4) of the TIA) shall comply with the provisions of Section 314(e) of the TIA and shall include:

                  (a) a statement that the person signing such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

                  (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Section 13.5. RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by or a meeting of Holders of Securities. Any Agent may make reasonable rules and set reasonable requirements for its functions.

                  Section 13.6. LEGAL HOLIDAYS. Unless otherwise provided by Officers' Certificate, a "Legal Holiday" is any day that is not a Business Day. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no Distributions shall accrue for the intervening period.

                  Section 13.7. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Debenture Issuer shall not have any liability for any obligations of the Debenture Issuer under the Securities, the Trust Agreement, the Debentures or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability.

                  The waiver and release are part of the consideration for the issue of the Securities.

                  Section 13.8. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted in a manner consistent with such classification.

                  Section 13.9. COUNTERPARTS. This Trust Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  Section 13.10. GOVERNING LAWS. THIS TRUST AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF; PROVIDED THAT THE IMMUNITIES AND STANDARD OF CARE OF THE PROPERTY TRUSTEE IN CONNECTION WITH THE ADMINISTRATION OF ITS TRUSTS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION OF ITS INCORPORATION.

                  Section 13.11. SUCCESSORS. All agreements of the Trust in this Trust Agreement and the Securities shall bind its successor. All agreements of the Trustees in this Trust Agreement shall bind their respective successors.

                  Section 13.12. SEVERABILITY. In case any provision in this Trust Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 13.13. TABLE OF CONTENTS, HEADINGS, ETC. The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Trust Agreement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

[THE REST OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY; THE SIGNATURE PAGE FOLLOWS.]

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                       THE WALT DISNEY COMPANY,
                                       as Sponsor



                                       By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as Property Trustee


                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       WILMINGTON TRUST COMPANY,
                                       as Delaware Trustee



                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       [NAME OF ADMINISTRATIVE TRUSTEE],
                                       as Administrative Trustee


                                            -----------------------------------

                                       [NAME OF ADMINISTRATIVE TRUSTEE],
                                        as Administrative Trustee


                                            -----------------------------------

                                       [NAME OF ADMINISTRATIVE TRUSTEE],
                                       as Administrative Trustee



                                            -----------------------------------

                                    EXHIBIT A

       [IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT THE FOLLOWING:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

                  UNLESS THIS PREFERRED SECURITY CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE PREFERRED SECURITY ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CERTIFICATE NO.__________         NUMBER OF PREFERRED SECURITIES:___________
CUSIP NO.________________

                 CERTIFICATE EVIDENCING __% PREFERRED SECURITIES
                                       OF
                       DISNEY CAPITAL TRUST [I / II / III]

                             % PREFERRED SECURITIES
                 (LIQUIDATION AMOUNT $__ PER PREFERRED SECURITY)
                            FULLY AND UNCONDITIONALLY
                      GUARANTEED BY THE WALT DISNEY COMPANY

                  DISNEY CAPITAL TRUST [I / II / III], a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ________ (the "Holder") is the registered owner of ________ preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the "__% Preferred Security" (liquidation amount $__ per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Trust Agreement (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of ________ __, 200_, as the same may be amended from time to time (the "Trust Agreement"), by and among THE WALT DISNEY COMPANY, ________, ________ and ________, as Administrative Trustees, ________, as Property Trustee, ________, as Delaware Trustee and the Holders. Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Trust Agreement, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business. Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder. By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ________, 200_.

                                       DISNEY CAPITAL TRUST [I / II / III]



                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:  Administrative Trustee

This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as Property Trustee

                                       By:
                                            -----------------------------------
                                            Name:
                                            Authorized Officer

                              [FORM OF ASSIGNMENT]
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     (Insert assignee's social security or tax identification number)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                (Insert address and zip code of assignee)


and irrevocably appoints


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:
     -----------------------

Signature:
          ---------------------------
         (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

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                                    EXHIBIT B



                 TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE
                   CONDITIONS SET FORTH IN THE TRUST AGREEMENT
                                REFERRED TO BELOW.

CERTIFICATE NO.__________           NUMBER OF COMMON SECURITIES:___________
CUSIP NO.________________


                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF
                       DISNEY CAPITAL TRUST [I / II / III]

                               % COMMON SECURITIES
                  (LIQUIDATION AMOUNT $__ PER COMMON SECURITY)

                  DISNEY CAPITAL TRUST [I / II / III], a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that THE WALT DISNEY COMPANY (the "Holder") is the registered owner of common securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust designated the "__% Common Securities" (liquidation amount $________ per Common Security) (the "Common Securities"). The Common Securities are not transferable and any attempted transfer thereof shall be void except as permitted by applicable law and by Section 7.9 of the Trust Agreement (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of ________ __, 200_ (as the same may be amended from time to time, the "Trust Agreement"), by and among THE WALT DISNEY COMPANY, as Sponsor, ________, ________, and ________, as Administrative Trustees, ________, as Property Trustee, ________, as Delaware Trustee and the Holders. The Holder is entitled to the benefits of the Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business. Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder. By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of an undivided indirect beneficial ownership interest in the Debentures.


                                      B-1

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                  IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ________, 200_.

                                       DISNEY CAPITAL TRUST [I / II / III]



                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:  Administrative Trustee


This is one of the Common Securities referred to in the within-mentioned Trust Agreement.

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as Property Trustee



                                       By:
                                          -------------------------------------
                                            Name:
                                            Authorized Officer


                                      B-2

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                              [FORM OF ASSIGNMENT]
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:


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     (Insert assignee's social security or tax identification number)


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                (Insert address and zip code of assignee)


and irrevocably appoints


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agent to transfer this Common Security Certificate on the books of the Trust.
The agent may substitute another to act for him or her.

Date:
     -----------------------

Signature:
          ---------------------------
         (Sign exactly as your name appears on the other side of this Common Security Certificate)


                                       B-3